UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):  May 29, 2007

INOVA TECHNOLOGY INC.

(formerly Edgetech Solutions Inc.)

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

000-27397

(Commission File Number)

98-0204280

(I.R.S. Employer Identification Number)

233 Wilshire Boulevard, Suite 400

Santa Monica, CA 90401

(Address of principal executive offices, including zip code)

(310) 857-6666

(Registrant's telephone Number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01 – Changes in registrant’s certifying accountant

On May 29, 2007, the Company’s principal accountant, De Joya Griffith & Company, LLC (“De Joya”), resigned as the Company’s auditor.

De Joya’s report on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles.

There were no material disagreements with De Joya as to accounting issues.

The Company is providing De Joya a copy of this Form 8-K and will ask De Joya to furnish a letter to the Securities and Exchange Commission stating whether it agrees with the disclosures made herein.

On June 1, 2007, the Company engaged Malone & Bailey, P.C. (“Malone Bailey”) as the Company’s new principal accountant. The Company did not consult Malone Bailey regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      INOVA TECHNOLOGY, INC.

(formerly EDGETECH SERVICES INC.)

By:

/s/ Adam Radly____________________

Date: June 6, 2007

Adam Radly

Chairman and Chief Executive Officer

June 6, 2007

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC  20549

RE:     INOVA TECHNOLOGY, INC. (formerly EDGETECH SOLUTIONS, INC.)

Ladies and Gentlemen:

We  have  read  the  statements  made  by  INOVA TECHNOLOGY, INC. (formerly EDGETECH SOLUTIONS, INC.) in Item 4.01 of the accompanying Form 8-K, which is being filed with  the  Securities  and  Exchange  Commission.  We agree with the statements contained therein concerning our firm.

Very truly yours,

/s/ De Joya Griffith & Company, LLC

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DE JOYA GRIFFITH & COMPANY, LLC